                        POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin,

Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the

capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a

Director or Trustee and for which Capital Growth Management

Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles &

Company, Incorporated, Draycott Partners Limited, Westpeak

Investment Advisors, Inc. and/or any other affiliate of New

England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange

Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.



     Witness my hand on the 28th day of April, 1995.



                              /s/GRAHAM T. ALLISON
                              Graham T. Allison, Jr. - Trustee

                        POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin,

Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the

capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a

Director or Trustee and for which Capital Growth Management

Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles &

Company, Incorporated, Draycott Partners Limited, Westpeak

Investment Advisors, Inc. and/or any other affiliate of New

England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange

Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.



     Witness my hand on the 28th day of April, 1995.



                                   /s/KENNETH J. COWAN
                                   Kenneth J. Cowan - Trustee

                        POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin,

Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the

capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a

Director or Trustee and for which Capital Growth Management

Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles &

Company, Incorporated, Draycott Partners Limited, Westpeak

Investment Advisors, Inc. and/or any other affiliate of New

England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange

Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.



     Witness my hand on the 28th day of April, 1995.



                                   /s/SANDRA O. MOOSE
                                   Sandra O. Moose - Trustee

                        POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin,

Frank Nesvet, and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the capacity indicated

below, any and all registration statements and any and all

amendments thereto to be filed with the Securities and Exchange

Commission for the purpose of registering from time to time

investment companies of which I am now or hereafter a Director or

Trustee and for which Capital Growth Management Limited

Partnership, Back Bay Advisors, Inc., Loomis, Sayles & Company,

Incorporated, Draycott Partners Limited, Westpeak Investment

Advisors, Inc. and/or any other affiliate of New England Mutual

Life Insurance Company ("The New England") serves as adviser, sub-

adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the

Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and

amendments thereto.



     Witness my hand on the 28th day of April, 1995.



                              /s/HENRY L.P. SCHMELZER
                              Henry L. P. Schmelzer - Trustee

                        POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin,

Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the

capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a

Director or Trustee and for which Capital Growth Management

Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles &

Company, Incorporated, Draycott Partners Limited, Westpeak

Investment Advisors, Inc. and/or any other affiliate of New

England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange

Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.



     Witness my hand on the 28th day of April, 1995.



                                   /s/JAMES H. SCOTT
                                   James H. Scott - Trustee

                        POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin,

Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the

capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a

Director or Trustee and for which Capital Growth Management

Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles &

Company, Incorporated, Draycott Partners Limited, Westpeak

Investment Advisors, Inc. and/or any other affiliate of New

England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange

Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.



     Witness my hand on the 28th day of April, 1995.



                                   /s/JOHN A. SHANE
                                   John A. Shane - Trustee

                        POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin,

Frank Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the

capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a

Director or Trustee and for which Capital Growth Management

Limited Partnership, Back Bay Advisors, Inc., Loomis, Sayles &

Company, Incorporated, Draycott Partners Limited, Westpeak

Investment Advisors, Inc. and/or any other affiliate of New

England Mutual Life Insurance Company ("The New England") serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange

Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.



     Witness my hand on the 28th day of April, 1995.



                                   /s/PETER S. VOSS
                                   Peter S. Voss - Trustee

                           POWER OF ATTORNEY


     I, the undersigned, hereby constitute Edward A. Benjamin, Frank

Nesvet, Henry L.P. Schmelzer and Robert P. Connolly, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name in the capacity indicated

below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which I am now or hereafter a Director or Trustee and for which

Capital Growth Management Limited Partnership, Back Bay Advisors,

Inc., Loomis, Sayles & Company, Incorporated, Draycott Partners

Limited, Westpeak Investment Advisors, Inc. and/or any other affiliate of New England Mutual Life Insurance Company ("The New England")

serves as adviser, sub-adviser or co-adviser, registering the shares of such companies and generally to do all such things in my name and in my behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the

Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys and any and all registration statements and amendments thereto.



     Witness my hand on the 28th day of April, 1995.



                                   /s/PENDLETON P. WHITE
                                   Pendleton P. White - Trustee